SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 12, 2013

Date of Report (Date of earliest event reported)

__________________________________

UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431

(Commission File Number)

22-3282551

(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure

Unity Bancorp is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K.  The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Unity Bancorp investor presentation materials for various investor meetings during the fourth quarter of 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.

(Registrant)

Date: November 12, 2013

By: /s/     Alan J. Bedner

Alan J. Bedner

EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #DESCRIPTION

99.1    Unity Bancorp investor presentation materials for various investor meetings during the fourth quarter of 2013.